UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street,
San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 19, 2022, Invitae Corporation (“Invitae”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Integrated DNA Technologies, Inc. (“IDT”), pursuant to which Invitae sold to IDT assets related to the research use only (“RUO”) distributed target enrichment kit and data analysis platform business (the “RUO Business”) of Invitae’s subsidiary, ArcherDX, LLC (“ArcherDX”). The transaction contemplated by the Purchase Agreement (the “Transaction”) includes (i) certain licensed rights for IDT to intellectual property used in or necessary for the RUO Business (the “RUO IP”), (ii) total cash consideration for Invitae of approximately $48 million, subject to certain adjustments, of which $3 million is subject to a holdback, (iii) a supply agreement pursuant to which IDT will supply Invitae with certain products, including to support Invitae’s Personalized Cancer Monitoring™ (“PCM”) services, and (iv) a five-year covenant for Invitae not-to-compete with the RUO Business as well as certain restrictions during that period with respect to commercializing a distributed PCM kitted product. Following the Transaction, Invitae retains all rights (including the rights of ArcherDX) to its laboratory services business inclusive of the PCM business as well as its in vitro diagnostic product business, subject to a non-exclusive license for IDT with respect to the RUO IP only.

On December 20, 2022, Invitae issued a press release announcing a closing of the Transaction. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Invitae Corporation dated December 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2022

INVITAE CORPORATION

By:	/s/ Yafei (Roxi) Wen
Yafei (Roxi) Wen
Chief Financial Officer